Commitments and contingent liabilities	12 Months Ended
Mar. 31, 2017
Commitments and contingent liabilities

24.    Commitments and contingent liabilities:

Purchase commitments—

The aggregate amount of payments for commitments outstanding at March 31, 2017, including commitments for purchase of property, plant and equipment and other assets is as follows:

Fiscal year ending March 31	Millions of yen
2018	¥51,782
2019	60,337
2020	20,513
2021	2,446
2022	1,829
Thereafter	2,421

Total	¥139,328

Loan commitments—

NTT Group provides the cash advance service accompanying credit cards and other loan services. Total outstanding credit lines related to loan commitments of them as of March 31, 2016 and 2017 were ¥230,720 million and ¥249,100 million, respectively.

Credit lines are not necessarily executed to the maximum amount because these contracts contain a clause to lower the credit lines if there are reasonable grounds.

Loans guaranteed, among other things—

Contingent liabilities at March 31, 2016 and 2017 for loans guaranteed, among other things, amounted to ¥79,289 million and ¥75,791 million, respectively.

At March 31, 2017, NTT Group had no material litigation or claims outstanding, pending or threatened against it, which would be expected to have a material adverse effect on NTT’s consolidated financial position or results of operations.